UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2006

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 513-579-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)

On March 27, 2006, the Registrant entered into an Amended and Restated Equity Distribution Agreement with UBS Securities LLC (“Equity Distribution Agreement”). The Equity Distribution Agreement provides that the Registrant may offer and sell up to 2,321,000 shares of the Registrant’s common stock from time to time through UBS Securities LLC. The Registrant has no present intention to offer or sell any such shares. The Equity Distribution Agreement amends and restates a similar agreement effective as of November 17, 2004, as amended March 31, 2005 among the Registrant, a wholly-owned subsidiary of the Registrant, and UBS.

Any common stock covered by the Equity Distribution Agreement will be sold under the Registrant’s Form S-3 Registration Statement (File No. 333-132742) filed on March 27, 2006. The Registration Statement provides that the Registrant may sell certain types of securities, including common stock under the Equity Distribution Agreement.

This description of the Equity Distribution Agreement is qualified in its entirety by the Equity Distribution Agreement filed as an exhibit with the above-referenced Registration Statement and incorporated herein by reference.

(b)

On March 29, 2006, the Registrant entered into a Credit Agreement with AAG Holding, Inc., an indirect subsidiary of the Registrant (“AAG”), the Bank of America, N.A., as Administrative Agent, and several lenders (the “Credit Agreement”). The Credit Agreement replaces the Registrant’s $300 million bank line and AAG’s $165 million credit facility, both dated in 2004.

The new credit facility provides for the following:

•

The Registrant and AAG may borrow a combined $500 million. AAG may borrow up to $200 million with the ability to borrow more than $175 million up to $200 million being conditioned on the Registrant not having borrowed in excess of $300 million under the agreement; the Registrant has agreed with AAG not to borrow more than $325 million under the credit facility. The Registrant has also agreed to guarantee amounts borrowed by AAG under the Credit Agreement.

•	The maturity date of the Credit Agreement is March 29, 2011.

•

Base rate loans will bear interest at the higher of (a) the Federal Funds Rate plus 0.5% and (b) the Bank of America prime rate. Eurodollar loans will bear interest at a rate equal to the London Interbank Offered Rate plus a Eurodollar margin. The Eurodollar margin varies based on the ratings assigned by Standard & Poor’s or Moody’s to the Registrant’s debt ratings.

•	Customary covenants including financial covenants regarding consolidated net worth; consolidated total financing debt to total capitalization; and dividends to interest and dividend charges.

•	Customary events of default, subject to materiality thresholds and grace periods.

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This description of the Credit Agreement is qualified in its entirety by the Credit Agreement filed as an exhibit herewith and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth above in section (b) of Item 1.01 is incorporated by reference herein as if fully set forth herein.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in section (b) of Item 1.01 is incorporated by reference herein as if fully set forth herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amended and Restated Equity Distribution Agreement between American Financial Group, Inc. and UBS Securities LLC, incorporated by reference from Registration Statement No. 333-132742, filed March 27, 2006, Exhibit No. 1.2.

10.2

Credit Agreement entered into among American Financial Group, Inc., AAG Holding, Inc., the Bank of America, N.A., as Administrative Agent, and several lenders (including the Guaranty executed by the Registrant in connection with the Credit Agreement).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: March 30, 2006
	By:	/s/ James C. Kennedy
James C. Kennedy
Vice President

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